UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 28, 2013

Emmaus Life Sciences, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20725 S. Western Avenue, Suite 136, Torrance, CA 90501
(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code    310-214-0065

____________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On February 28, 2013, the Board of Directors of Emmaus Life Sciences, Inc. (the “Company”) authorized and adopted an amendment to Section 1.5(a) of the Company’s 2011 Stock Incentive Plan (the “Plan”). The amendment increases the total number of shares of common stock of the Company with respect to which awards may be granted pursuant to the Plan (the “Cap”) from 3,000,000 to 6,000,000 (subjected to adjustment as set forth in the Plan). Except for this increase in the Cap, the terms of the Plan, including the adjustment mechanisms set forth therein, are unchanged.

On May 3, 2011, the Company’s Board of Directors and stockholders adopted the Plan, which permits grants of stock options, stock appreciation rights, or SARs, restricted stock or units, unrestricted stock, deferred stock and performance awards (“Awards”) (the “Plan”).  The following is a brief description of the Plan.

 Purpose

The purpose of the Plan is to attract, retain and motivate select employees, consultants, agents, and directors of the Company and its affiliates (“Eligible Persons”), and to provide incentives and rewards for superior performance.

Shares Subject to the Plan

The Plan provides that no more than 6,000,000 shares of common stock may be issued pursuant to Awards under the Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, is subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events. The maximum awards that can be granted under the Plan to a single participant in any calendar year shall be 500,000 shares of common stock in the form of options or SARs, and 500,000 shares of common stock in the form of restricted shares, restricted share units, stock bonus and other stock-based awards.

Administration

The Company’s Compensation Committee of the board of directors or another committee appointed by the Company’s board of directors administers the Plan. The Compensation Committee of the Company’s board of directors and any other committee exercising discretion under the Plan from time to time are referred to herein as the “Committee.”

Subject to the terms of the Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the Plan and its administration, to interpret and construe the terms of the Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the Plan.

Stock awards granted under the Plan (other than annual director stock grants described below) will have a minimum forfeiture period of at least three years (but such forfeiture periods may lapse in installments).  However, performance-based stock awards may have a minimum vesting or forfeiture period of one year with certain exceptions.

The Plan provides that the Company will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the Plan. The Plan releases these individuals from liability for good faith actions associated with the Plan’s administration.

Eligibility

The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees of the Company or its affiliates, and may grant all other Awards to Eligible Persons. The Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award.

Types of Awards

Options.  Options granted under the Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to herein as Non-ISOs. The Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceeds $100,000 (based upon the fair market value of the shares of common stock on the option grant date).

Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (a) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (b) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of stock of the Company).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of stock of the Company).

Unless otherwise provided under the terms of the agreement evidencing a grant, options and SARs that have vested may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment other than for cause (but in no case later than the termination date of the option or SAR). Each option or SAR that remains unexercisable at the time of termination shall be terminated at the time of termination.

Restricted Shares, Stock Units, Stock Bonus, and Other Stock-Based Awards. Under the Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted stock units which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested (subject to the exceptions to the minimum vesting requirements described above). The Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested, which may include the achievement of financial or other objective performance goals or other objectives.

Annual Non-Employee Director Grants.  The Plan provides for annual grants of 10,000 options to non-employee directors (the “Annual Director Award”).  Each Annual Director Award will vest in four substantially equal quarterly installments.

Clawback of Awards

Unless otherwise provided in an agreement granting an Award, the Company may terminate any outstanding, unexercised, unexpired or unpaid Award, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award in the event of the discovery of the Participant’s fraud or misconduct, or otherwise in connection with a financial restatement.

Income Tax Withholding

As a condition for the issuance of shares pursuant to Awards, the Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

Transferability

Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits.

Certain Corporate Transactions

The Committee shall equitably adjust the number of shares covered by each outstanding Award, the number of shares that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, and the maximum number of shares that may be granted in any calendar year to individual participants, as well as the price per share covered by each outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company.

In addition, in the event of a Change in Control (as defined in the Plan) but subject to the terms of any Award agreements or any employment or other similar agreement between the Company or any of its affiliates and a Participant then in effect, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the successor corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions: (a) accelerate the vesting of Awards for any period so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of common stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of common stock issued pursuant to an Award shall lapse as to the shares of common stock subject to such repurchase right; (b) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (c) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting such Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Term of the Plan; Amendments or Termination

The term of the Plan is ten years from the date of adoption by the board of directors. The Company’s board of directors may from time to time, amend, alter, suspend, discontinue or terminate the Plan; provided that no amendment, suspension or termination of the Plan shall materially and adversely affect Awards already granted. Furthermore, the Plan specifically prohibits the repricing of stock options or SARs without stockholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of a stock option or SAR to lower its exercise price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling a stock option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change.  Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

Recent Grants
On February 28, 2013, the Board of Directors of  the Company authorized and approved the option grants to the named executive officers in the amounts set forth below with a term of 10 years and an exercise price of $3.60 per share, the fair market value of a share of Common Stock as of the grant date, as determined by the Board of Directors.

Name	Title	Number of Options
Dr. Yutaka Niihara	CEO, President and Director	500,000
Willis Lee	COO and Director	500,000
Peter Ludlum	Executive Vice President and CFO	500,000
Yasushi Nagasaki	Senior Vice President, Finance	500,000
Lan Tran	Chief Administrative Officer and Corporate Secretary	500,000

The options granted to each named executive officer will vest as follows: one-third (1/3) will vest on the first anniversary of the grant date, and the remaining two-thirds (2/3) will vest in approximately equal monthly installments over a period of two years thereafter.

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On February 28, 2013, the Board of Directors of the Company authorized and adopted an amendment to the Company’s bylaws, effective February 28, 2013, to set forth (i) orderly procedures for the advance notice of business, including the nomination of directors, to be brought before meetings of the Company’s stockholders, and (ii) additional requirements for the valid nomination of candidates to serve, and, if elected, to be seated, as directors of the Company (the “Bylaw Amendments”).

The above description is not complete and is qualified in its entirety by reference to the full text of the Bylaw Amendments attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description

3.1	Amendment No. 1 to the Company’s Bylaws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emmaus Life Sciences, Inc.

Date: March 6, 2013	By:	/s/ Peter Ludlum
	Name:	Peter Ludlum
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description

3.1	Amendment No. 1 to the Company’s Bylaws.